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                                                                  EXHIBIT 99.13B

                              Consent of Counsel


     I hereby consent to the use of my name in the disclosure statement included
as part of this Post-Effective Amendment No.   to this Registration Statement
and to the reference made to me under the caption "Legal Opinion" in such disclosure statement.




                                                        SUSAN N. ROTH


Chattanooga, Tennessee

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